September 28, 2006

MELLON FUNDS TRUST
-Mellon International Fund
-Mellon Emerging Markets Fund
-Mellon Income Stock Fund
-Mellon Mid Cap Stock Fund
-Mellon National Intermediate Municipal Bond Fund
-Mellon Massachusetts Intermediate Municipal Bond Fund

Supplement to Statement of Additional Information
dated December 30, 2005

     The following information supplements and supersedes any contrary information contained in the section of the Trust’s Statement of Additional Information (“SAI”) entitled “Officers of the Trust”:

LAWRENCE P. KEBLUSEK is no longer President of the Trust.

     CHRISTOPHER E. SHELDON, President since September 2006. As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 42 years old and has been employed by Mellon Bank since January 1995.

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The references to Remi J. Browne in the section of the Trust’s SAI entitled “Management Arrangements” with respect to the Mellon Emerging Markets Fund is deleted because he is no longer a portfolio manager of Mellon Emerging Markets Fund.

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     The following information supersedes any contrary information contained in the section of the Trust’s SAI entitled “The Funds’ Investments, Related Risks and Limitations--Futures, Options, and Other Derivative Instruments--Options”:

     Mellon Income Stock Fund’s 5% investment limitation associated with the amount of assets that the Fund may use in connection with purchasing exchange-traded options and the 15% investment limitation associated with the amount of assets that the Fund may use in connection with purchasing and selling over-the-counter options, as described in said section, is eliminated.

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     The following information supplements and supersedes any contrary information contained in the sections of the Trust’s SAI entitled “How to Buy Shares,” “How to Redeem Shares” and “Shareholder Services”:

     Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “Fund” ) offer Dreyfus Premier shares only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

     No new or subsequent investments, including through automatic investment plans, are allowed in Dreyfus Premier shares of any Fund, except through a dividend reinvestment or permitted exchange. Existing holders of a Fund's Dreyfus Premier shares may continue to hold their Dreyfus Premier shares, reinvest dividends into Dreyfus Premier shares and exchange their Dreyfus Premier shares for Dreyfus Premier shares of another Fund or Class B shares of certain funds advised by The Dreyfus Corporation ("Dreyfus") or Founders Asset Management, LLC ("Founders"), as permitted by current exchange and dividend reinvestment rules. If you hold Dreyfus Premier shares and make a subsequent investment in Fund shares, such subsequent investment will be made in Investor shares. For Dreyfus Premier shares outstanding and Dreyfus Premier shares acquired upon reinvestment of dividends, all Dreyfus Premier share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion to Investor shares features and Distribution Plan and Shareholder Services Plan fees, will continue in effect. However, the Reinvestment Privilege with respect to Dreyfus Premier shares (which previously permitted you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued.

     You also may exchange your Dreyfus Premier shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by Dreyfus, and such shares will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into Dreyfus Premier shares of a Fund or Class B shares of Dreyfus Premier funds or certain Dreyfus Founders funds. No CDSC is charged when an investor exchanges into or out of an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund Exchange Account. In addition, the time Dreyfus Premier shares are held in the General Fund Exchange Account will be taken into account for purposes of calculating when such shares convert to Investor shares. If your Dreyfus Premier shares are held in the General Fund Exchange Account at the time such shares are scheduled to convert to Investor shares, you will receive Class A shares of the General Fund. Shareholders who exchanged their Dreyfus Premier shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Worldwide Dollar Fund") prior to June 1, 2006 and held shares of the Worldwide Dollar Fund in an Exchange Account on that date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC will be calculated as currently described in this Statement of Additional Information.

Exchanges of Dreyfus Premier shares of a Fund for shares of the Worldwide Dollar Fund are no longer permitted. Shares held in the Worldwide Dollar Fund through a previous exchange of Dreyfus Premier shares, however, may be exchanged for Dreyfus Premier shares of a Fund or Class B shares of a Dreyfus Premier fund, a Dreyfus Founders fund or the General Fund.

Investor shares of a Fund are offered to holders of Dreyfus Premier shares of that Fund.